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                                                                    EXHIBIT 10.1



                          REDACTED FOR CONFIDENTIALITY


                               Dated 31 July 2000





                            LUCENT TECHNOLOGIES INC.





                                     - and -






                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD









             -------------------------------------------------------

                           AMENDMENT AGREEMENT (NO. 1)
                                       TO
                          TECHNOLOGY TRANSFER AGREEMENT
                             DATED 17 FEBRUARY 1998

             -------------------------------------------------------


                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

                    THE ASTERISKED PORTIONS OF THIS DOCUMENT
                   HAVE BEEN OMITTED AND ARE FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION


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                           AMENDMENT AGREEMENT (NO. 1)


     THIS AMENDMENT AGREEMENT (NO. 1) is made on 31 July 2000
BETWEEN :-

(1) LUCENT TECHNOLOGIES INC. ("Lucent"), a Delaware corporation having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, United States of America; and

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD ("CSM"), a company incorporated in Singapore with its registered office at 60, Woodlands Industrial Park D, Street 2, Singapore 738406;

Lucent and CSM are collectively referred to herein as "Parties" and individually referred to herein as a "Party".


     WHEREAS:-

(A) The Parties have entered into a Technology Transfer Agreement dated 17 February 1998 (the "Technology Transfer Agreement").

(B) The Parties are entering into this Amendment Agreement (No. 1) to vary the Technology Transfer Agreement with effect from the date hereof.


     IT IS AGREED as follows:-

1.   INTERPRETATION

     All terms and references used in the Technology Transfer Agreement and which are defined or construed in the Technology Transfer Agreement but are not defined or construed in this Amendment Agreement (No. 1) shall have the same meaning and construction in this Amendment Agreement (No. 1).

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2.   AMENDMENT TO THE TECHNOLOGY TRANSFER AGREEMENT

     The Parties agree that with effect from the date of this Amendment Agreement (No. 1), the following exhibits of the Technology Transfer Agreement

     -    Exhibit A  Lucent's Technical Information
     -    Exhibit B  CSM's Technical Information
     -    Exhibit C  List of Subsidiaries
     -    Exhibit D  Technical Information Which May Be Disclosed To Customers

     shall be amended by deleting the said exhibits in their entirety and replacing therewith, the exhibits attached to this Amendment Agreement (No.
     1) and marked as

     -    "Exhibit A  Lucent's Technical Information"
     -    "Exhibit B  CSM's Technical Information"
     -    "Exhibit C  List of Subsidiaries"
     - "Exhibit D Technical Information Which May Be Disclosed to Customers" respectively.


3.   SAVING AND INCORPORATION

(A) Save as expressly amended by this Amendment Agreement (No. 1), the terms and conditions of the Technology Transfer Agreement shall continue to be in full force and effect in all other respects.

(B) The Technology Transfer Agreement and this Amendment Agreement (No. 1) shall be construed as one document and this Amendment Agreement (No. 1) shall be deemed to be part of the Technology Transfer Agreement. Where the context so permits, references in the Technology Transfer Agreement and in this Amendment Agreement (No. 1) to "the Technology Transfer Agreement" or "this Agreement" shall be read and construed as references to the Technology Transfer Agreement as amended and supplemented this Amendment Agreement (No. 1).


4.   GOVERNING LAW

     This Amendment Agreement (No. 1) shall be interpreted in accordance with the law of the State of New York, United States of America, without regard to conflicts of laws provisions.


I N W I T N E S S W H E R E O F the parties have entered into this Amendment Agreement (No. 1) as of the later date stated below.

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LUCENT TECHNOLOGIES INC.

               By:               /s/ Dan McCurdy
                  -------------------------------------------------
                                    Dan McCurdy
                     President - Intellectual Property Business

               Date:                 31 July 2000
                     ----------------------------------------------



CHARTERED SEMICONDUCTOR MANUFACTURING LTD

               By:              /s/ Barry Waite
                  -------------------------------------------------
                                    Barry Waite
                         President & Chief Executive Officer

               Date:                21 June 2000
                     ----------------------------------------------

                                       3
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                                    EXHIBIT A


                         LUCENT'S TECHNICAL INFORMATION

Lucent's ***** and ****** and ****** Digital and Linear Process Technologies

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

Lucent's Technical Information shall not include Lucent's BiCMOS, FLASH and embedded DRAM modules.

                                       4
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                                    EXHIBIT B


                           CSM'S TECHNICAL INFORMATION

(A)  For the following Process Modules,

(1)  CSM's ******** Process Technology;

(2)  CSM's ********* Process Technology;

(3)  CSM's ******** Process Technology;

(4)  CSM's ******** Process Module;

(5)  CSM's ******** Process Technology and derivatives;

(6)  CSM's *********** Process Technology;

(7)  CSM's *********** Process Technology; and

(8)  CSM's *********** Process Technology.


CSM will provide the following Technical Information:

1.   Process Flow
2.   Process Log
3.   Process recipes and tool set-ups
4.   Target film thicknesses
5.   Schematic cross-sections
6.   Electrical specifications
7.   Layout rules
8.   Transistor spice files
9.   Device characterization data
10.  Process characterization data
11.  Process capability data
12.  Yield and Defect Density Trend data
13.  Reliability Characterisation data and Qualification Reports
14.  FMA results
15.  Equipment and Materials specifications

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(B)  CSM's Technical Information shall not include :-

(1) any of CSM's customer specific derivative process technologies based on any of CSM's baseline Process Technologies listed above in Section A of this Exhibit C;

(2)  CSM's ********* Process Technologies;

(3)  CSM's ********* Process Technologies; and

(4)  CSM's ********* Process Technologies.

                                       6
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                                    EXHIBIT C


                              LIST OF SUBSIDIARIES

LUCENT'S SUBSIDIARIES

Cirent Semiconductor
Silicon Manufacturing Partners Pte Ltd


CSM'S SUBSIDIARIES

Chartered Silicon Partners Pte Ltd

                                       7
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                                    EXHIBIT D


            TECHNICAL INFORMATION WHICH MAY BE DISCLOSED TO CUSTOMERS

The following portions of Lucent's Technical Information (Exhibit A) and CSM's Technical Information (Exhibit C) can be provided to customers under appropriate confidentiality terms in accordance with the provisions of Article 4:


1.   Process Information

Process Name
Technology
Process Type
Number of Poly Layers
Number of Metal Layers
Poly Type
Voltage Type
Module Addition
Process Description
Starting Material Type(s)
    Non-EPI Layer
    Epitaxial Layer
Process Runsheet Spec
Non-Proprietary Process Flow Spec
Schematic Cross-Sections
Topological Design Rule Spec
Mask Bias Table Spec
Number of Reticles
Number of Masking Layers
Frame Doc #
Frame Table #
Reliability Spec
CSM's ****** and ******  Bitcells

                                       8
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2.   Electrical Test Information

Spice Model Spec

     Level - 13
     Level - 28
     Level - 49
     Level - 53
     BSIM3

Electrical Parameters Spec
Electrical Test Spec
Electrical Test Program Spec


3.   Qualification Plan

Reliability Results Report (at QA)
Qual Report


4.   Phase of Process

Engineering Prototype/ Pilot Production/ Production

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